Exhibit 10.1.2

Amendment #2 to
SHARED SERVICES AGREEMENT

THIS AMENDMENT #2 TO SHARED SERVICES AGREEMENT (this “Amendment”), dated November 8, 2017, is made by and between Dell Inc., for itself and its Subsidiaries (“Dell”), and SecureWorks Corp. (f/k/a SecureWorks Holding Corporation), for itself and its Subsidiaries (“SCWX”) (each a “Party” and collectively, the “Parties”) and amends the Shared Services Agreement, dated July 20, 2015, that was entered into by and between the Parties (as amended, the “Agreement”). Capitalized terms used herein, but not defined herein, shall have the meanings given to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to the Agreement, Dell is providing to SCWX certain Services set forth on Service Schedules in accordance with the terms and subject to the conditions set forth in the Agreement; and

WHEREAS, the Parties desire to amend Schedule F of the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions, and covenants contained in this Amendment, the Parties, intending to be legally bound, hereby agree as follows:

a.Schedule F. Schedule F of the Agreement shall be deleted in its entirety and replaced with the Schedule F to this Amendment.

b.Miscellaneous. Except as amended by the terms of this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control. This Amendment and the Agreement constitute the sole and entire understanding of the Parties with respect to the matters contemplated hereby and supersede and render null and void all prior negotiations, representations, agreements, and understandings (oral and written) between the Parties with respect to such matters. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[Signature Page Follows]

Dell - Restricted - Confidential

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

DELL INC. By: /s/ Janet Bawcom Name: Janet Bawcom Title: Senior Vice President & Assistant Secretary
SECUREWORKS CORP. By: /s/ George B. Hanna Name: George B. Hanna Title: Chief Legal Officer & Corporate Secretary

Signature Page to Amendment 2

Schedule F
Facilities/Security
Summary Description of Services

Service Description	Service Period	Costs
AMERICAS REGION

Facilities:

Dell Round Rock/Austin Campus

1.    2401 Greenlawn Blvd Bldg 7/8 Round Rock, TX 78682
2.    501 Dell Way Round Rock Bldg 2/2E Round Rock, TX 78682
3.    701 E. Parmer Lane Bldg 3, Austin, TX 78753

• Services. Dell shall provide Spyglass full and unfettered access to all office and lab space necessary to carry out business operations as such business operations existed as of the Effective Date.

• Approximate seating capacity: 13

• Facilities Management Services. Dell shall provide the following Services for the facilities identified above for Spyglass to carry out business operations as such business operations existed as of the Effective Date:

(a)    Performance of all maintenance and repair services;
(b)    Required Insurance to be in compliance with local laws;
(c)    Provision of all utilities, including HVAC, electricity and water;
(d)    Provision of janitorial services;
(e)    Provision of shared office equipment, including photocopiers, and mail service;
(f)    Provision of office furniture to perform duties;
(g)    Provision of physical security to the facility premises; and
(h)    Use of parking on the facility premises per the applicable building rules.
Until such time (to be reviewed each twelve (12) months) as Spyglass has relocated its employees.
Spyglass shall pay a base rental fee for the annual term in the amount of $38,778. The base rental fee is based on actual operating costs as calculated on a per seat basis for the region multiplied by the number of seats occupied by Spyglass as of the Effective Date and will remain static through the term of the fiscal year of such Effective Date. Annual reviews will be conducted and amounts adjusted based on actual forecasted expenses and headcount fluctuations.

Pricing Methodology:

$2,983/HC/Year

-or-

$249/HC/Month

Dell - Restricted - Confidential

Service Description	Service Period	Costs
APJ REGION

1.    Facilities (other than Japan):

a.    14 Aquatic Drive, Unit 3 Sydney Australia
b.    Plot P27, Bayan Lepas Industrial Zone, Malaysia

• Services. Dell shall provide Spyglass full and unfettered access to all office and lab space necessary to carry out business operations as such business operations existed as of the Effective Date.

• Approximate seating capacity: 12 (Sydney), 1 (Bayan Lepas)

• Facilities Management Services. Dell shall provide the following Services for the facilities identified above for Spyglass to carry out business operations as such business operations existed as of the Effective Date:

(a)    Performance of all maintenance and repair services;
(b)    Required Insurance to be in compliance with local laws;
(c)    Provision of all utilities, including HVAC, electricity and water;
(d)    Provision of janitorial services;
(e)    Provision of shared office equipment, including photocopiers, and mail service;
(f)    Provision of office furniture to perform duties;
(g)    Provision of physical security to the facility premises; and
(h)    Use of parking on the facility premises per the applicable building rules.

Until such time (to be reviewed each twelve (12) months) as Spyglass has relocated its employees.
Spyglass shall pay a base rental fee for the annual term in the amount of $56,017. The base rental fee is based on actual operating costs as calculated on a per seat basis for the region multiplied by the number of seats occupied by Spyglass as of the Effective Date and will remain static through the term of the fiscal year of such Effective Date. Annual reviews will be conducted and amounts adjusted based on actual forecasted expenses and headcount fluctuations.

Pricing Methodology:

$4,608/HC/Year (Sydney);
$721/HC/Year (Bayan Lepas)

-or-

$384/HC/Month (Sydney);
$61/HC/Month (Bayan Lepas)

Dell - Restricted - Confidential

Service Description	Service Period	Costs
2.    Japan Facilities:

Solid Square East Tower 23F Kawasaki JP

• Services. Dell shall provide Spyglass full and unfettered access to all office and lab space necessary to carry out business operations as such business operations existed as of the Effective Date.

• Location: Spyglass shall occupy that portion of the Dell premises consisting of an approximately 627.5 square meters comprised of 2 parts, 296.1 and 331.4 square meters each, as shown in red on the floor plan set forth on Schedule F-1 attached hereto and made a part hereof.

• Facilities Management Services. Dell shall provide the following Services for the facilities identified above for Spyglass to carry out business operations as such business operations existed as of the Effective Date:

(i)    Performance of all maintenance and repair services;
(j)    Required Insurance to be in compliance with local laws;
(k)    Provision of all utilities, including HVAC, electricity and water;
(l)    Provision of janitorial services;
(m)    Provision of shared office equipment, including photocopiers, and mail service;
(n)    Provision of office furniture to perform duties;
(o)    Provision of physical security to the facility premises; and
(p)    Use of parking on the facility premises per the applicable building rules.

The service period shall end one month prior to the expiration of the Dell lease on 02-28-2019 (the “Expiration Date”).
Commencing on September 1, 2017, Spyglass agrees to pay an annual rent of JPY 43,620,492 per annum in equal monthly installments of JPY 3,635,041 on the first (1st) day of each month. If the term commences on any day other than the first day of a month or ends on any day other than the last day of a month, rent for such fraction of a month shall be adjusted on a per diem basis, based upon a period of 365 days. Rent comprises base rent under the Dell lease applicable to these premises, as well as Spyglass’ share of any and all additional rent under the Dell lease or otherwise incurred by Dell, whether such additional rent is to reimburse Dell’s lessor or Dell for taxes, operating expenses, common area maintenance charges, parking charges, utilities or any other expenses incurred by the Dell’s lessor in connection with the these premises. Notwithstanding anything to the contrary in this Agreement, Spyglass hereby agrees and commits to pay for the occupancy of the Dell space through the Expiration Date, regardless of whether or not Spyglass is using or occupying all of the space.

Dell - Restricted - Confidential

Service Description	Service Period	Costs
INDIA REGION

Facilities:
Plot No. 42, Hitec City Layout Hyderabad IN – Lease

• Services. Dell shall provide Spyglass full and unfettered access to all office and lab space necessary to carry out business operations as such business operations existed as of the Effective Date. Additional terms and conditions are addressed in the India lease deed.

• Approximate seating capacity: N/A - Specific premises is outlined in the India lease deed.

• Facilities Management Services. Dell shall provide the following Services for the facilities identified above for Spyglass to carry out business operations as such business operations existed as of the Effective Date:

(a)    Performance of all maintenance and repair services;
(b)    Required Insurance to be in compliance with local laws;
(c)    Provision of all utilities, including HVAC, electricity and water;
(d)    Provision of janitorial services;
(e)    Provision of shared office equipment, including photocopiers, and mail service;
(f)    Provision of office furniture to perform duties;
(g)    Provision of physical security to the facility premises; and
(h)    Use of parking on the facility premises per the applicable building rules.
Until such time (to be reviewed each twelve (12) months) as Spyglass has relocated its employees.
Spyglass shall pay a base rental fee for the annual term in the amount of $130,582.42*. The base rental fee is based on actual operating costs as calculated on a per seat basis for the region multiplied by the number of seats occupied by Spyglass as of the Effective Date and will remain static through the term of the fiscal year of such Effective Date. Annual reviews will be conducted and amounts adjusted based on actual forecasted expenses and headcount fluctuations.

Pricing Methodology:

* Lease deed specifies lease premises and associated rent.

Dell - Restricted - Confidential

Service Description	Service Period	Costs
EMEA REGION

Facilities:

1.    River Quest 80 quai Voltaire, France – Hosting Agreement (no charge)
2.    UK House, 180 Oxford London, United Kingdom
3.    Office 301-317 Building 15, Dubai Internet City, United Arab Emirates

• Services. Dell shall provide Spyglass full and unfettered access to all office and lab space necessary to carry out business operations as such business operations existed as of the Effective Date. The Hosting Agreement in France is for registered address purposes only.

• Approximate seating capacity: 14 (London), 2 (Dubai)

• Facilities Management Services. Dell shall provide the following Services for the facilities identified above for Spyglass to carry out business operations as such business operations existed as of the Effective Date:

(a)    Performance of all maintenance and repair services;
(b)    Required Insurance to be in compliance with local laws;
(c)    Provision of all utilities, including HVAC, electricity and water;
(d)    Provision of janitorial services;
(e)    Provision of shared office equipment, including photocopiers, and mail service;
(f)    Provision of office furniture to perform duties;
(g)    Provision of physical security to the facility premises; and
(h)    Use of parking on the facility premises per the applicable building rules.
Until such time (to be reviewed each twelve (12) months) as Spyglass has relocated its employees.
Spyglass shall pay a base rental fee for the annual term in the amount of $267,425*. The base rental fee is based on actual operating costs as calculated on a per seat basis for the region multiplied by the number of seats occupied by Spyglass as of the Effective Date and will remain static through the term of the fiscal year of such Effective Date. Annual reviews will be conducted and amounts adjusted based on actual forecasted expenses and headcount fluctuations.

Pricing Methodology:

$18,344/HC/Year (London);
$5,307/HC/Year (Dubai)

-or-

$1,529/HC/Month (London);
$442/HC/Month (Dubai)

*HC pricing methodology is strictly applied to London and Dubai. The Hosting Agreement for France specifies specific terms.

Dell - Restricted - Confidential

Service Description	Service Period	Costs
GLOBAL SERVICES

Facilities:

Applies to any location within the Dell global portfolio

•    Services. Upon request, Dell shall provide Spyglass real estate consulting and access to Dell’s corporate Facilities Software instance of Tririga to manage employee space records for Spyglass’s real estate portfolio needs both current and future. This shall include such consulting as transactions, project management, strategy, Environmental, Health & Safety (EHS) and other miscellaneous support which may be needed from time to time. From time to time, additional resources may be required to assist in such consulting, and at such time, the scope and pricing will be mutually agreed by both parties. Should consulting require travel, all costs should be incurred by Spyglass.

	Twelve (12) months) which shall be renewable in equal periods as long as both parties mutually consent.	Spyglass shall pay a base consulting fee for the annual term in the amount of $5,000.00.

Terms and Conditions Specifically Applicable to Facilities/Security Services:

• Dell Service Coordinator: o Becky Ewy Phone: 512-724-7011 Email: becky_ewy@dell.com
• Spyglass Service Coordinator: o Matt Diamond Phone: 404-486-4440 Email: mdiamond@secureworks.com

Dell - Restricted - Confidential

Schedule F-1
Kawasaki, Japan Floor Plan

296.1sqm
30.6sqm
77.9sqm
23.5sqm
331.4sqm
701.4sqm

JLL Jones Lang LaSalle KK 4F Prudential Tower, 2-3-10 Nagata-cho, Chiyoda-ku, Tokyo 100-0014	Notes	☐ V1.0 th ☐ Finish Date 2017.6.23 / Scale S = 1 : 200 (A3)	Approved	Dell Japan Checked / Designed / Drawn	Project Name Japan KAW site Refresh Drawing Name 23FA Floor Plan	NO. DR.NO. A-05